UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

MRC Global Inc. (the “Company” or “MRC Global”) held its previously announced, public analyst call today, July 29, 2020, described on its widely distributed press release on June 3, 2020 and its earnings release filed under Item 2.02 on a Form 8-K with the Securities and Exchange Commission (the “SEC”) on July 28, 2020. As described in the earnings release, a replay of the call is available through August 12, 2020 and can be accessed by dialing 201-612-7415 and using pass code 13704697#. Also, an archive of the call is available for 90 days following the call at www.mrcglobal.com.

During the call, the Company provided (among other things) the following additional information:

1.

The Company commented on the volatility of its end markets given the COVID-19 pandemic and the difficulty of forecasting future sales. The Company stated it currently has the following expectations regarding its sales, which expectations could dramatically change given this volatility:

Sequential Outlook (3rd Quarter 2020 vs. 2nd Quarter 2020)

•	Gas Utilities sales – increase low single digit percentage

•	Downstream sales – decrease low single digit percentage

•	Upstream sales – decrease double digit percentage

•	Midstream sales – decrease double digit percentage

•	Total Company consolidated sales – Down upper single-digit percentage

Full Year (2020 vs. 2019)

•	Actual sales will be highly dependent on customers’ purchases of the Company’s products based upon the extent of their fourth quarter 2020 quarter budget exhaustion

•	US sales – down more than 30%

•	Canada sales – down more than 30%

•	International sales – down double digits

•	Upstream sales – in line with customer upstream spending reductions

•	Midstream sales – similar or approaching same level of upstream decline

•	Gas Utilities sales – down single digits

•	Downstream sales – Down approximately 30%

2.	The Company continues to target $200 million of cash from operations during 2020 and expects to exceed this amount.

3.	The Company expects at December 31, 2020 to exit the year with a run-rate expense for selling, general and administrative expense of $100 million per quarter.

4.	The Company is targeting an inventory reduction of approximately $170 million by the end of 2020 from the Company’s inventory position as of December 31, 2019.

5.	The Company expects its capital expenditures in 2020 to be between $10 million and $15 million.

6.	The Company expects to generate free cash flow of $180 million in 2020.

The information above is summary information that should be considered in the context of MRC Global’s other filings with the SEC and other public announcements that MRC Global may make by press release or otherwise from time to time. This information speaks as of the date of this Current Report on Form 8-K. While MRC Global may elect to update this information in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, MRC Global specifically disclaims any obligation to do so.

The information referenced under Item 7.01 of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “expects,” “target,” and “targeting,” and similar expressions are intended to identify forward-looking statements.

Statements about the Company’s business, including its strategy, its industry, the Company’s future profitability, the Company’s expectation and targets on its sales, capital expenditures, selling, general and administrative expense, inventory levels, cash from operations and free cash flow and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond MRC Global’s control, including the factors described in the Company’s SEC filings that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.

These risks and uncertainties include (among others) decreases in oil and natural gas prices; decreases in oil and natural gas industry expenditure levels, which may result from decreased oil and natural gas prices or other factors; U.S. and international general economic conditions; the Company’s ability to compete successfully with other companies in MRC Global’s industry; the risk that manufacturers of the products the Company distributes will sell a substantial amount of goods directly to end users in the industry sectors the Company serves; unexpected supply shortages; cost increases by the Company’s suppliers; the Company’s lack of long-term contracts with most of its suppliers; suppliers’ price reductions of products that the Company sells, which could cause the value of the Company’s inventory to decline; decreases in steel prices, which could significantly lower MRC Global’s profit; increases in steel prices, which the Company may be unable to pass along to its customers which could significantly lower its profit; the Company’s lack of long-term contracts with many of its customers and the Company’s lack of contracts with customers that require minimum purchase volumes; changes in the Company’s customer and product mix; risks related to the Company’s customers’ creditworthiness; the success of the Company’s acquisition strategies; the potential adverse effects associated with integrating acquisitions into the Company’s business and whether these acquisitions will yield their intended benefits; the Company’s significant indebtedness; the dependence on the Company’s subsidiaries for cash to meet its obligations; changes in the Company’s credit profile; a decline in demand for certain of the products the Company distributes if import restrictions on these products are lifted or imposed; significant substitution of alternative fuels for oil and gas; environmental, health and safety laws and regulations and the interpretation or implementation thereof; the sufficiency of the Company’s insurance policies to cover losses, including liabilities arising from litigation; product liability claims against the Company; pending or future asbestos-related claims against the Company; the potential loss of key personnel; adverse health events such as a pandemic, including the current coronavirus global pandemic and its impact on the Company’s sales, personnel and operations; interruption in the proper functioning of the Company’s information systems and the occurrence of cyber security incidents; loss of third-party transportation providers; potential inability to obtain necessary capital; risks related to adverse weather events or natural disasters; impairment of the Company’s goodwill or other intangible assets; adverse changes in political or economic conditions in the countries in which the Company operates; exposure to U.S. and international laws and regulations, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act and other economic sanction programs; risks associated with international stability and geopolitical developments; risks relating to ongoing evaluations of internal controls required by Section 404 of the Sarbanes-Oxley Act; risks related to the Company’s intention not to pay dividends; and risks arising from compliance with and changes in law in the countries in which we operate, including (among others) changes in tax law, tax rates and interpretation in tax laws.

For a discussion of key risk factors, please see the risk factors disclosed in the Company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the Company’s website, www.mrcglobal.com. MRC Global’s filings and other important information are also available on the Investor Relations page of the Company’s website at www.mrcglobal.com.

Undue reliance should not be placed on the Company’s forward-looking statements. Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRC GLOBAL INC.

Date: July 29, 2020
	By:	/s/ Kelly Youngblood
Kelly Youngblood
Executive Vice President and Chief Financial Officer